                                                                   EXHIBIT 10.23

                               EXCHANGE AGREEMENT
                               ------------------
                             (Space Segment Assets)

     THIS EXCHANGE AGREEMENT is made as of the 6th day of November, 1996, by and between JONES SPACE SEGMENT, INC., a Colorado corporation (the "Seller"), and JONES INTERNATIONAL NETWORKS, LTD, a Colorado corporation ("Buyer").

                                    RECITALS
                                    --------
     A. Seller is a party to certain satellite transponder leases and related sublease identified on Exhibit A attached hereto (the "Leases").
                       ---------

     B. Seller desires to sell all rights and title in and to the Leases to Buyer, and Buyer desires to acquire the rights and title in and to the Leases from Seller, in exchange for the issuance of certain shares of the Buyer, upon the terms and conditions set forth in this Agreement.

     C. The transaction described in this Agreement shall be subject to, and effective immediately prior to, the consummation of Buyer's initial public offering of shares of Class A Common Stock under the Securities Act of 1933, which offering is the subject of Registration No. 333-15657 (the "Registration Statement").

                                   AGREEMENT
                                   ---------

     In consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The Exchange.  Subject to the terms and conditions set forth in this
          ------------
Agreement, Seller shall sell, convey, assign, and transfer to Buyer, and Buyer shall acquire from Seller all of the Leases free and clear of any and all security interests, liens, pledges, claims, charges and encumbrances.

     2.   Consideration.  In consideration for the Leases, Buyer shall issue to
          -------------
Seller 416,667 shares of Buyer's Class A Common Stock (the "Buyer's Stock") at the closing contemplated by Section 8 of this Agreement; provided that such number shall be adjusted, by agreement, in the event that the Buyer's initial public offering (Registration Statement No. 333-15657) is at an initial offering price other than $12.00 per share, or if the stock split described in the prospectus of such public offering is done on a basis other than 220 for 1.

     3.   Seller's Representations.  Seller hereby represents and warrants to
          ------------------------
the Buyer that:

          (a) The execution and delivery of this Agreement by Seller has been duly and validly authorized and approved by all necessary action of the Seller. This Agreement is a valid and binding obligation of the Seller, enforceable against it in accordance with its terms.
          (b) The Seller has good title to the Leases, free and clear of any and all security interests, liens, pledges, charges and encumbrances of every kind.
          (c) The execution and delivery of this Agreement by Seller will not violate any provision of law and will not, with or without the giving of notice or the passage of time, conflict with or result in any breach of any of the terms or conditions of, or constitute a default under, any mortgage, agreement or other instrument to which Seller is a party or by which Seller is bound. The execution, delivery and performance of this Agreement by the Seller will not result in the creation of any security interest, lien, pledge, charge or encumbrance upon the Leases.

     4.   Buyer's Representations.  Buyer hereby represents and warrants to the
          -----------------------
Seller that:

          (a) The execution and delivery of this Agreement and the issuance of the Buyer's Stock have been duly and validly authorized and approved by all necessary action of Buyer. This Agreement is a valid and binding obligation of Buyer, enforceable against it in accordance with its terms.
          (b) The execution and delivery of this Agreement by Buyer will not violate any provision of law and will not, with or without the giving of notice or the passage of time, conflict with or result in any breach of any of the terms or conditions of, or constitute default under, any mortgage, agreement or other instrument to which Buyer is a party or by which Buyer is bound. Execution, delivery and performance of this Agreement by Buyer will not result in the creation of any security interest, lien, pledge, charge or encumbrance upon the Buyer's Stock.

     5.   Conditions Precedent to Buyer's Obligations.  The obligations of Buyer
          -------------------------------------------
under this Agreement are subject to the fulfillment of each of the following conditions:

          (a) All of the representations and warranties by Seller contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date. Seller shall have complied with and performed all of the agreements, covenants and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

          (b) Seller shall have delivered to Buyer such instruments, consents and approvals as are necessary to transfer the Leases.

     6.   Condition Precedent to Seller's Obligations.  The obligations of
          -------------------------------------------
Seller under this Agreement shall be subject to the fulfillment of the following condition:

          (a) Buyer shall have delivered the Consideration to Seller in accordance with this Agreement.

     7.   Condition Precedent to the Obligations of both Buyer and Seller.  The
          ---------------------------------------------------------------
obligations of both Buyer and Seller are subject to the following condition:

          (a) The Registration Statement shall have been declared effective and the shares of Class A Common Stock of Buyer subject thereto shall have been sold to the underwriters named therein on the terms and conditions set forth in the related prospectus.

     8.   Closing.  The closing hereunder (the "Closing") shall be held in the
          -------
offices of Seller, 9697 E. Mineral Avenue, Englewood, Colorado 80112, on such date or dates as the parties hereto shall mutually agree (the "Closing Date"). At the Closing, all documents and other instruments and documents referred to or contemplated by this Agreement shall be exchanged by the parties hereto, which exchange shall be deemed effective between the parties as of the date first above written.

     9.   Brokerage.  Seller represents and warrants to Buyer that Seller will
          ---------
be solely responsible for, and pay in full, any and all brokerage or finder's fees or agent's commissions or other like payment owing in connection with Seller's use of any broker, finder or agent in connection with this Agreement or the transactions contemplated hereby. Buyer represents and warrants to Seller that

Buyer will be solely responsible for, and pay in full, any and all brokerage or finder's fees or agent's commissions or other like payment owing in connection with Buyer's use of any broker, finder or agent in connection with this Agreement or the transactions contemplated hereby. Each party hereto shall indemnify and hold the other party hereto harmless against and in respect of any breach by it of the provisions of this Paragraph.

     10.  Investment Representations.  The Buyer's Stock has not been registered
          --------------------------
under the Securities Act of 1933, as amended, or under any state securities laws. Accordingly, Seller understands and agrees that it is acquiring the Buyer's Stock for investment and it may not sell, transfer, or convey any interest in or to the Buyer's Stock unless said shares have been registered under the Securities Act of 1933, as amended, and under any applicable state securities laws, or unless suitable exemptions from such registration are available. The certificate representing the Buyer's Stock shall bear a legend to the foregoing effect and the share transfer records of Buyer shall be noted to the same effect. Seller acknowledges that it has received and read a copy of the prospectus included in the Registration Statement, which describes the business and financial condition of the Buyer.

     11.  Miscellaneous.
          --------------

          (a) Buyer shall have the right, upon notice to Seller, to assign to its rights and obligations hereunder to any affiliate of Buyer, or, subject to Seller's consent, to any other entity.
          (b) This Agreement embodies the entire understanding and agreement among the parties concerning the subject matter hereof and supersedes any and all prior negotiations, understandings or agreements in regard thereto. This Agreement shall be interpreted, governed and construed in accordance with the internal laws of the State of Colorado. This Agreement may not be modified or amended except by an agreement in writing executed by both Buyer and Seller.

     IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

                                    SELLER:
                                    -------

                                    JONES SPACE SEGMENT,
                                    INC.

                                    By:  /s/ Elizabeth M. Steele
                                         -----------------------
                                    Name:  Elizabeth M. Steele
                                    Title:  Vice President

                                    BUYER:
                                    ------

                                    JONES INTERNATIONAL
                                    NETWORKS, LTD.

                                    By:  /s/ Gregory J. Liptak
                                        ----------------------
                                    Name:  Gregory J. Liptak
                                    Title:  President

                                   EXHIBIT A
                                   ---------



1. Satellite Transponder Service Agreement dated July 28, 1989, between GE American Communications, Inc. and the Seller.

2. Transponder License Agreement dated January 1, 1995, between the Seller, Jones Infomercial Networks, Inc., Jones Computer Network, Ltd. and Great American Country, Inc.

3. Transponder License Agreement dated October 28, 1992, between the Seller and Deutsch Welle.

4. Long-Term Earth Station Reception/Transmission Services Agreement dated February 2, 1993, between the Seller and GE American Communications, Inc.